UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 25, 2006

ACTIVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operation and Financial Condition.

On October 25, 2006, Activision, Inc. (the “Company”) issued a press release announcing selected financial results for the Company’s second fiscal quarter ended September 30, 2006 and its selected outlook for future periods.  A copy of the press release is attached hereto as Exhibit 99.1.  In conjunction with that release, the Company will host a conference call and Webcast on Monday, November 6, 2006.

Item 8.01.                                          Other Events.

The press release issued by the Company on October 25, 2006 and attached hereto as Exhibit 99.1 also announced the status of the review being conducted by a special sub-committee of independent members of the board of directors relating to the Company’s historical stock option grant practices and that the Company does not expect that it will be in a position to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 in a timely manner.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

99.1                           Press Release dated October 25, 2006 (furnished in part and filed in part)

The information in this Form 8-K and the Exhibit attached hereto pertaining to the Company’s results or operations or financial condition or otherwise provided in response to Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-looking Statements:  Information of this Form 8-K that involves the Company’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  In this report they are identified by works such as “appears,” “likely,” “believes”, “may”, “will,” “would,” “plans,” “expects” and similar expressions.  These risks and uncertainties include, but are not limited to, the Company’s ability to timely file required reports with the SEC, the possibility that the Company will be subject to delisting from the Nasdaq Global Select Market if it does not timely file periodic reports under the Securities Exchange Act of 1934, the possibility that the sub-committee’s review and conclusions will result in a change to or restatement of financial results provided by the Company for historical and future periods, the possible effect of the sub-committee’s review and conclusions and other developments on the informal inquiry opened by the SEC in July 2006 and the derivative litigation filed in July 2006 against certain current and former directors and officers of the Company, and the possibility that additional claims and proceedings will be commenced, including additional stockholder litigation, employee litigation, and additional action by the SEC and/or other regulatory agencies, other litigation, product delays, retail acceptance of our products, industry competition, rapid changes in technology and industry standards, protection of proprietary rights, maintenance of relationships with key personnel, vendors and third-party developers, international economic and political conditions, integration of recently acquired subsidiaries and identification of suitable future acquisition opportunities.  Other factors that could cause actual future results to differ materially from current expectations include the risks identified in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q.

The forward-looking statements in this release are based upon information available to the Company as of the date of this Form 8-K, and the Company assumes no obligations to update any such forward-looking statement.  Forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2006	ACTIVISION, INC
.	By:	/s/ Thomas Tippl
Thomas Tippl
Chief Financial Officer of Activision Publishing, Inc.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 25, 2006 (furnished in part and filed in part)